                            SCHEDULE 14-A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]
CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12

                               OC FINANCIAL, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                ------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  NO FEE REQUIRED.
[ ]  $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
[ ]  $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-
     (I)(3).
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

         1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

          ......................................................................
         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

         .......................................................................
         3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

         .......................................................................
         4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

         .......................................................................

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1) AMOUNT PREVIOUSLY PAID:


2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:


3) FILING PARTY:


4) DATE FILED:

                            [OC FINANCIAL, INC. LOGO]



January 22, 2007


Dear Stockholder:

        We cordially invite you to attend the second Annual Meeting of Stockholders of OC Financial, Inc. (the "Company"). The Company is the holding company of Ohio Central Savings, and our common stock is traded on the Over the Counter Bulletin Board under the symbol "OCFL." The Annual Meeting will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, at 10:00 a.m., Ohio Time, on February 28, 2007.

        The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, will be present to respond to any questions that stockholders may have.

        The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for fiscal year 2007. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you elect the two recommended nominees as directors and vote "FOR" the ratification of Beard Miller Company LLP as the Company's independent registered public accounting firm for the 2007 fiscal year.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

                                 Sincerely,

                                 /s/ Robert W. Hughes

                                 Robert W. Hughes
                                 Chairman, President and Chief Executive Officer

                               OC FINANCIAL, INC.
                              6033 PERIMETER DRIVE
                               DUBLIN, OHIO 43017
                                 (614) 761-2302

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On February 28, 2007

        Notice is hereby given that the Annual Meeting of Stockholders of OC Financial, Inc. (the "Company") will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on February 28, 2007 at 10:00 a.m., Ohio Time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors to the Board of Directors;

        2. The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 15, 2007, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 6033 Perimeter Drive, Dublin, Ohio, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Diane M. Gregg

                                              Diane M. Gregg
                                              Secretary
January 22, 2007

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               OC FINANCIAL, INC.
                              6033 PERIMETER DRIVE
                               DUBLIN, OHIO 43017
                                 (614) 761-2302


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 28, 2007

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of OC Financial, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on February 28, 2007, at 10:00 a.m., Ohio Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 22, 2007.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES REPRESENTED BY SUCH PROXIES ON SUCH MATTERS IN SUCH MANNER AS SHALL BE DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.

        A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES
--------------------------------------------------------------------------------

        Holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on January 15, 2007 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 560,198 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        In accordance with the provisions of the Company's Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit.

        As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

        As to the ratification of Beard Miller Company LLP as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

        Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

        Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                          Amount of Shares
                                          Owned and Nature     Percent of Shares
         Name and Address of                of Beneficial       of Common Stock
          Beneficial Owners                 Ownership (1)        Outstanding
          -----------------                 -------------        -----------

PRINCIPAL STOCKHOLDERS:

Robert W. Hughes (2)                            30,464              5.44%
6033 Perimeter Drive
Dublin, Ohio 43017

Thomas H. Lagos                                 52,850              9.43%
750 Shrine Road
Springfield, Ohio 45504

Lance S. Gad(3)                                 52,000              9.28%
1250 Fence Row Drive
Fairfield, Connecticut 06430

OC Financial Employee Stock Ownership Plan      44,815              8.00%
6033 Perimeter Drive
Dublin, Ohio 43017

All Directors and Executive Officers           153,523             27.41%
as a group (4) (8 persons)

---------------------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Includes 964 shares of common stock allocated to the account of Mr. Hughes under Ohio Central Savings' employee stock ownership plan ("ESOP").
(3)     Based upon Schedule 13G, dated April 27, 2005, filed on behalf of Lance
        S. Gad.
(4) The Company's executive officers and directors are also executive officers and directors of Ohio Central Savings.

--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

        The Company's Board of Directors consists of seven members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. Two directors will be elected at the Annual

Meeting, each to serve for a three-year period and until his successor has been elected and shall qualify. The Board of Directors has nominated Christopher L. Lardiere and Diane M. Gregg for election as directors at the Annual Meeting.

        The table below sets forth certain information as of January 15, 2007 regarding the composition of the Company's Board of Directors, including the terms of office of Board members, and information regarding the executive officers of the Company and of Ohio Central Savings, the Company's principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                                         POSITIONS           DIRECTOR     CURRENT TERM    OWNED ON RECORD    PERCENT OF
         NAME(1)           AGE(2)           HELD             SINCE(3)       TO EXPIRE         DATE(4)          CLASS
------------------------   ------    --------------------    --------       ---------     ---------------    ----------
                                                        NOMINEES
Christophjer L. Lardiere     51           Director             2004           2007              27,500          4.91
Diane M. Gregg               39        Director, Vice          2004           2007              20,530 (5)      3.67
                                     President and Chief
                                      Operating Officer

                                                       DIRECTORS

Robert W. Hughes             48      Chairman, President       1998           2008              30,464 (6)      5.44
                                     and Chief Executive
                                           Officer
Thomas H. Lagos              56           Director             2004           2008              52,850          9.43
Thomas J. Parliment          60           Director             2004           2008              10,000          1.79
Nils C. Muladore             49           Director             1992           2009               9,176          1.64
Michael B. Bowman            52           Director             1991           2009               3,003          0.54

                                        EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Danny E. Hosler              42      Vice President and         N/A            N/A                   0           --
                                   Chief Financial Officer

All directors and executive                                                                    153,523         27.41%
officers as a group
(8 persons)

-----------------------------
(1) The mailing address for each person listed is 6033 Perimeter Drive, Dublin, Ohio 43017. Each of the persons listed is also a director of Ohio Central Savings.
(2)     As of September 30, 2006.
(3) Reflects initial appointment to the Board of Directors of the mutual predecessor to Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union.
(4) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners."
(5) Includes 530 shares of common stock allocated to the account of Ms. Gregg under Ohio Central Savings' ESOP. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.
(6) Includes 964 shares of common stock allocated to the account of Mr. Hughes under Ohio Central Savings' ESOP. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

        The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

DIRECTORS

        NILS C. MULADORE. Mr. Muladore has been employed by OCLC Online Computer Library Center, Inc., Dublin, Ohio, in various capacities since 1985 and has served as the Assistant Controller of the company since 1987.

        MICHAEL B. BOWMAN. Mr. Bowman has been employed by Wendy's International, Dublin, Ohio, in various capacities since 1978 and has served as the Director of Tax since 1999.

        DIANE M. GREGG. Ms. Gregg has been employed at Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union, since 1989 and served as Vice President and Chief Operating Officer since 1989.

        CHRISTOPHER L. LARDIERE. Mr. Lardiere is a partner in the law firm of Kemp, Schaeffer, Rowe & Lardiere, Co., L.P.A, Columbus, Ohio where he has practiced law since 1983.

        ROBERT W. HUGHES. Mr. Hughes has served as President and Chief Executive Officer of Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union, since 1989.

        THOMAS H. LAGOS. Mr. Lagos is a partner in the law firm of Lagos & Lagos, P.L.L., Springfield, Ohio, where he has practiced law since 1972. Mr. Lagos is also a principal in various commercial and real estate development firms.

        THOMAS J. PARLIMENT. Mr. Parliment is a managing director of Farin & Associates, an asset liability management consulting firm located in Madison, Wisconsin. He is also the president of Parliment Consulting, located in Key West, Florida, which he founded in 1990. The firm specializes in financial institution asset liability management consulting.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The business experience for at least the past five years for the executive officer of the Company who does not serve as a director, is set forth below.

        DANNY E. HOSLER. Mr. Hosler was named Vice President and Chief Financial Officer in February 2006. Mr. Hosler was Chief Financial Officer and then later Vice President, Compliance Officer and Loan Operations Manager of United Midwest Savings Bank, DeGraff, Ohio. In these positions, Mr. Hosler was responsible for overseeing the financial reporting by the bank along with managing loan operations and regulatory compliance. Mr. Hosler has seventeen years of experience in accounting, financial services and compliance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that, except for director Lardiere who filed one late Form 4 transaction, no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended September 30, 2006.

BOARD INDEPENDENCE

        The Board of Directors has determined that, except for Mr. Hughes and Ms. Gregg, each member of the Board is an "independent director" within the meaning of the NASDAQ corporate governance listing standards. Mr.

Hughes is not considered independent because he serves as President and Chief Executive Officer of the Company and of Ohio Central Savings. Ms. Gregg is not considered independent because she is the Vice President and Chief Operating Officer of the Company and Ohio Central Savings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        GENERAL. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Governance/Nominating Committee, the Audit Committee and the Compensation Committee. During the year ended September 30, 2006, the Board of Directors held 12 regular meetings and no special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of independent directors are held on a regularly scheduled basis.

        GOVERNANCE/NOMINATING COMMITTEE. The Governance/Nominating Committee consists of directors Thomas H. Lagos (Chairman), Nils C. Muladore, Michael B. Bowman, Christopher L. Lardiere and Thomas J. Parliment. Each member of the Governance/Nominating Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Governance/Nominating Committee met one time during the fiscal year ended September 30, 2006. The nominees to be voted upon at the Annual Meeting were selected by a majority of the independent directors not standing for election of the Company and by the Board of Directors of the Company. The charter of the Governance/Nominating Committee is available on our website at www.ocsavings.com.

        The functions of the Governance/Nominating Committee include the following:

        o consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

        o       identify individuals qualified to become members of the Board;

        o consider recommendations by stockholders for director nominations;

        o conduct reviews as appropriate into the background and qualifications of director candidates;

        o       recommend candidates to the Board for nomination as directors;

        o review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

        o consider and make recommendations regarding Board and committee performance; and

        o consider and make recommendations regarding Board continuing education guidelines.

        The Governance/Nominating Committee intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee may engage a third party to assist in the identification of director nominees. The Governance/Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

        o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

        o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

        o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

        o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

        o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

        o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

        Finally, the Governance/Nominating Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Governance/Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 6033 Perimeter Drive, Dublin, Ohio 43017.

        TIMING. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the date of the proxy statement relating to the preceding year's annual meeting of stockholders. However, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely the recommendation for director must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

        Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Governance/Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals."

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Chairman, Governance/Nominating Committee of the Company, 6033 Perimeter Drive, Dublin, Ohio 43017, Attention: Chairman. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

        THE AUDIT COMMITTEE. The Audit Committee consists of directors Nils C. Muladore (Chairman), Thomas J. Parliment and Thomas H. Lagos. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Thomas J. Parliment qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

        o to provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting;

        o provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management;

        o to review the independence of the Company's independent public accounting firm and the objectivity of internal auditor;

        o to review the adequacy and reliability of disclosures to stockholders;

        o to perform the audit committee functions specified by the SEC and the NASDAQ; and

        o to establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

        The Audit Committee met four times during the fiscal year ended September 30, 2006. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.ocsavings.com.

AUDIT COMMITTEE REPORT

        THE FOLLOWING AUDIT COMMITTEE REPORT IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

        The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

        As part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended September 30, 2006;

        o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

        o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to the ratification of the appointment by the stockholders.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        This report has been provided by the Audit Committee:

                                               Nils C. Muladore (Chairman)
                                               Thomas J. Parliment
                                               Thomas H. Lagos

CODE OF ETHICS

        The Company has adopted a Code of Ethics that is applicable to the Company's officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.ocsavings.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee consists of directors Christopher L. Lardiere (Chairman), Michael B. Bowman and Thomas J. Parliment. Each member of the Compensation Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Compensation Committee met four times during the fiscal year ended September 30, 2006.

ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

        The Company has a policy regarding director attendance at annual meetings of stockholders. The policy provides that directors who reside within a 30 mile radius of the Company's headquarters are encouraged to attend the Annual Meeting of Stockholders except where they have good reason to not attend. The 2007 annual meeting of stockholders is the Company's second annual meeting of stockholders. Five directors attended the 2006 annual meeting of stockholders.

DIRECTORS' COMPENSATION

        The Company currently pays no fees for service on the Board of Directors or Board committees. Ohio Central Savings pays each non-employee director $750 for each board meeting that he/she attends with the exception of Mr. Hughes and Ms. Gregg. Committee members are not separately compensated. Ohio Central Savings paid fees totaling $44,250 to directors for the fiscal year ended September 30, 2006.

EXECUTIVE COMPENSATION

        The following table sets forth for the years ended September 30, 2006, 2005 and 2004, certain information as to the total remuneration paid by the Company to Mr. Hughes, the Company's Chairman, President and Chief Executive Officer and Ms. Gregg, the Company's Vice President and Chief Operating Officer. There was no other officer of the Company whose total annual salary and bonus was in excess of $100,000 during the year ended September 30, 2006.



                                              SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                         FISCAL            ANNUAL COMPENSATION                      AWARDS
                         YEARS      --------------------------------   ---------------------------------
                         ENDED                          OTHER ANNUAL   RESTRICTED                           ALL OTHER
 NAME AND PRINCIPAL    SEPTEMBER    SALARY    BONUS     COMPENSATION     STOCK      OPTIONS/               COMPENSATION
      POSITION            30         ($)       ($)         ($)(1)      AWARD(S)($)  SARS (#)    PAYOUTS       $(2)
-------------------    ---------   -------  ---------   ------------   ----------- ---------   ---------  ------------
Robert W. Hughes,        2006      191,485     --            --           --           --          --        11,317(3)
Chairman, President      2005      185,476     --            --           --           --          --         6,320
and Chief Executive      2004      175,000     --            --           --           --          --        11,941
Officer

Diane M. Gregg           2006      102,289     --            --           --           --          --         6,140(4)
Vice President and       2005       99,408     --            --           --           --          --         3,856
Chief Operating          2004       92,700     --            --           --           --          --         3,708
Officer

--------------------------
(1) Ohio Central Savings provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits did not, in the case of the named executive officers, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him or her in the Summary Compensation Table.
(2) Represents Ohio Central Savings' contributions pursuant to the 401(k) Plan and shares of common stock allocated under Ohio Central Savings' ESOP as applicable.
(3) Represents Ohio Central Savings' contributions of $6,200 pursuant to the 401(k) Plan and $5,117 relating to the issuance of ESOP shares valued at $10.56 per share at September 30, 2006.
(4) Represents Ohio Central Savings' contributions of $3,372 pursuant to the 401(k) Plan and $2,768 relating to the issuance of ESOP shares valued at $10.56 per share at September 30, 2006.


EMPLOYMENT AGREEMENTS

        Upon completion of Company's initial stock offering, Ohio Central Savings entered into employment agreements with each of Mr. Robert W. Hughes and Ms. Diane M. Gregg. The employment agreements each have a term of 36 months. On the first anniversary date of the employment agreements and each anniversary date thereafter, each employment agreement may be extended for an additional year at the discretion of the Board of Directors, so that the remaining term will be 36 months. Under the employment agreements, Ohio Central Savings will pay the executives their base salary at the inception of the agreement, subject to discretionary increases by the Board of Directors. The base salary under the agreements for Mr. Hughes is $189,517 and for Ms. Gregg is $101,238. The employment agreements provide that the base salary may be increased but not decreased. In addition to base salary and bonus, the employment agreements provide for, among other things, participation in an employee benefits plan including, group medical, dental, vision, disability and life insurance plans, 401(k) plan and other employee and fringe benefits applicable to executive personnel.

        In the event of termination of employment due to disability, the executive officer will be entitled one-twelfth of his or her base salary multiplied by the number of full years of employment (including any partial year over six months), and continued coverage under the life, medical and dental plans until the earlier of the executive's return to full-time employment with Ohio Central Savings, attaining age 65, employment with another employer or death, subject to the executive officer's continued payment of the costs and contributions for which he or she is responsible.

        In the event the executive officer's employment is terminated without cause by Ohio Central Savings, Ohio Central Savings will pay the executive officer three times his or her current salary plus three times the greater of the average cash bonus over the previous three fiscal years or the most recently completed fiscal year. Payment of medical, life and dental benefits will be made in installments over 36 months, however, Ohio Central Savings has the right to elect to make a discounted lump sum payment.

        Under the employment agreements, the executive officer may terminate his or her employment for good reason by giving notice within 60 days after the event giving rise to the right to terminate employment. "Good reason" generally includes our (i) decision not to re-elect or failure to re-elect the executive officer to his present position; (ii) relocation of the executive officer's principal place of employment by more than 25 miles from Ohio Central Savings current home office; (iii) reduction in the executive officer's base salary or a material reduction in the benefits the executive officer is entitled to; (iv) liquidation or dissolution of Ohio Central Savings or OC Financial; or (v) material uncured breach of the employment agreement. In the event an executive officer's employment is terminated for good reason, he or she will receive the same amounts and the same coverage under the medical and health plans that he would have received if his or her employment had been terminated without cause. In the event the executive officer terminates his employment by resignation other than due to good reason, he or she will be entitled to his earned salary through the date of termination.

        The executive officer is required under the employment agreement to execute a general release in consideration for any severance amounts. The executive officer also agrees not to compete with us for 12 months after termination other than in connection with a change in control. Payment of benefits under the employment agreement may be made in installments or in a lump sum discounted to present value in the case of future cash payments, as determined by Ohio Central Savings. Benefits under the agreement may be reduced to avoid constituting an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. The employment agreements between Mr. Hughes and Ms. Gregg and Ohio Central Savings are substantially similar.

BENEFITS

        Ohio Central Savings currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Ohio Central Savings also provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

        Ohio Central Savings also adopted an employee stock ownership plan effective as of January 1, 2005. Employees with at least one year of employment with Ohio Central Savings are eligible to participate. As part of the Company's completed stock offering in 2005, the employee stock ownership plan trust borrowed funds in the amount of $448,150 from the Company and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering or 44,815 shares. The loan from the Company will be repaid principally from Ohio Central Savings' contributions to the ESOP over a period of 20 years. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to and Ohio Central Savings. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Ohio Central Saving's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
    PROPOSAL 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

        The audit committee of the Company has approved the engagement of Beard Miller Company LLP to be the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to the ratification of the engagement by the Company's stockholders. At the annual meeting, the stockholders of the Company will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company's fiscal year ending September 30, 2007. A representative of Beard Miller Company LLP is not expected to attend the annual meeting.

        The Company's independent registered public accounting firm for the year ended September 30, 2004 and until September 12, 2005, was Crowe Chizek and Company LLC. On September 12, 2005, the audit committee of the Company met and decided to dismiss Crowe Chizek and Company LLC as the Company's independent registered public accounting firm. On September 12, 2005, the audit committee also approved the engagement of Beard Miller Company LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2005.

        In connection with its audits for the fiscal year ended September 30, 2004 and through September 12, 2005, there were no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek and Company LLC would have caused Crowe Chizek and Company LLC to make reference thereto in its report on the Company's financial statements. During the fiscal year ended September 30, 2004 and through September 12, 2005, there were no reportable events (as set forth in Regulation S-B Item 304(a)(1)(iv)) with Crowe Chizek and Company LLC.

        During the fiscal year ended September 30, 2004 and through September 12, 2005, neither the Company nor anyone on its behalf consulted with Beard Miller Company LLP regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with Crowe Chizek and Company LLC (as set forth in Regulation S-B Item 304(a)(1)(iv)).

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP during the fiscal year ended September 30, 2006. Fees billed for the fiscal year ended September 30, 2005 were for services rendered by Crowe Chizek and Company LLC.

AUDIT FEES.

        Audit fees of $52,307 in fiscal 2006 and $103,000 in fiscal 2005 were for the audit of the consolidated financial statements of the Company. The audit fees for fiscal 2006 included fees relating to the review of the financial statements included in the Company's annual and quarterly reports filed with the SEC. The audit fees for fiscal 2005 included fees relating to the Company's initial public offering, fees for review of the financial statements included in the Company's annual and quarterly reports filed with the SEC.

AUDIT-RELATED FEES.

        There were no audit-related fees paid in fiscal year 2006 or 2005 to Beard Miller Company LLP or Crowe Chizek and Company LLC that are not reported in "Audit Fees," above.

TAX FEES.

        No tax fees were billed by Beard Miller Company LLP in fiscal year 2006. Tax fees of $2,500 were billed in fiscal year 2005 for services related to tax compliance and tax planning.

ALL OTHER FEES.

        There were no other fees paid in fiscal year 2006 or fiscal year 2005.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        In order to ratify the selection of Beard Miller Company LLP as the independent registered public accounting firm for the 2007 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST," either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 6033 Perimeter Drive, Dublin, Ohio 43017, no later than August 27, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act and the Company's Bylaws.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not earlier than the 150th day nor later than on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, in the event that the date of the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's Annual Meeting, notice to be timely by the stockholder must be delivered not earlier than the 150th day prior to the date of such Annual Meeting and not later than the 120th day prior to the date of such Annual

Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. No other proposal shall be acted upon at the Annual Meeting.

        The date on which the next Annual Meeting of Stockholders is expected to be held is February 20, 2008. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2008 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than September 25, 2007.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The Company's 2006 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO DIANE M. GREGG, CORPORATE SECRETARY, OC FINANCIAL, INC., 6033 PERIMETER DRIVE, DUBLIN, OHIO 43017, OR BY CALLING (614) 761-2302.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Diane M. Gregg

                                              Diane M. Gregg

                                              Corporate Secretary
Dublin, Ohio
January 22, 2007

                                 REVOCABLE PROXY

                               OC FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 28, 2007

        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on February 28, 2007, at 10:00 a.m., Ohio Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                   VOTE
                                                                    FOR          WITHHELD
                                                                    ---          --------
                                                                (EXCEPT AS
                                                               MARKED TO THE
                                                              CONTRARY BELOW)

1.   The election as directors of all nominees listed below,       [  ]            [  ]
     each to serve for a three-year term

                  Christopher L. Lardiere
                  Diane M. Gregg

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


                 ----------------------

                 ----------------------


                                                                    FOR        AGAINST      ABSTAIN
                                                                    ---        -------      -------
2.   The  ratification  of Beard  Miller  Company  LLP as the
     Company's independent  registered public accounting firm      [  ]         [  ]          [  ]
     for the fiscal year ending September 30, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated January 22, 2007, and audited financial statements.



Dated:                                      [  ]  Check Box if You Plan
       -------------------------                  to Attend Annual Meeting


-------------------------                   -------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------                   -------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



--------------------------------------------------------------------------------

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------